EXHIBIT 10.6

Supplemental Agreement No. 4

to

Purchase Agreement No. 2211

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-200ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 10, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2211 dated November 16, 1998, (the Purchase Agreement) relating to Boeing Model 767-200ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to amend and restate the terms of the "Special Matters" letter applicable to the Aircraft to reflect certain agreements between Boeing and Customer comparable to similar agreements between Boeing and Customer regarding other aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

  Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents", attached hereto, to reflect the changes made by this Supplemental Agreement No. 4.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 2211-01R2 "Option Aircraft", with the revised Letter Agreement 2211-01R3, attached hereto.

2.2 Remove and replace, in its entirety, Letter Agreement 6-1162-JMG-0092R1 "Special Matters", with the revised Letter Agreement 6-1162-JMG-0092R2, attached hereto.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Henry H. Hart   By: /s/ Gerald Laderman_________

Its: Attorney-In-Fact   Its: Senior Vice President-Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 3

EXHIBIT

A. Aircraft Configuration SA No. 2

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables SA No. 2

EE1. Engine Escalation/Engine Warranty

and Patent Indemnity

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2211-01R3 Option Aircraft SA No. 4

2211-02 Demonstration Flights

2211-03 Spares Initial Provisioning

2211-04 Flight Crew Training Spares

Parts Support

2211-05 Escalation Sharing

6-1162-JMG-184 Installation of Cabin Systems Equipment SA No. 1

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1162-JMG-0089 Performance Guarantees

6-1162-JMG-0090 Promotion Support

6-1162-JMG-0092R2 Special Matters SA No. 4

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 July 2, 1999

Supplemental Agreement No. 2 October 31, 2000

Supplemental Agreement No. 3 February 14, 2001

Supplemental Agreement No. 4 April 10, 2001

April 10, 2001

2211-01R3

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement 2211 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-224ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2211-01R2, dated October 31, 2000.

Boeing agrees to manufacture and sell to Customer additional Model 767-224ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 767 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and

(iii) Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January, 2005, will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2005, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 767-224ER aircraft and engines for delivery in the year 2005 and after. When prices and the pricing bases are established for the Model 767-224ER aircraft delivering in the year 2005 and after, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By       /s/ Henry H. Hart

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 10, 2001

Continental Airlines, Inc.

By    /s/ Gerald Laderman

Its Senior Vice President - Finance

Attachment

Attachment to

Letter Agreement No. 2211-01R3

Option Aircraft Delivery, Description, Price

and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

April 10, 2001

6-1162-JMG-0092R2

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2211 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental

Airlines, Inc. (Customer) relating to Model 767-224ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement . All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-JMG-0092R1 dated July 2, 1999.

1. Credit Memoranda.

In consideration of Customer's purchase of Model 767-224ER Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The credit memorandum is subject to the same airframe escalation as is used to calculate the Aircraft Price at the time of delivery. The credit memorandum may be used by Customer for the purchase of Boeing goods and services or applied to the balance due at the time of Aircraft delivery.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Aircraft Invoices.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Assignment of Credits.

Customer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By____/s/ Henry H. Hart________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 10, 2001

CONTINENTAL AIRLINES, INC.

By____/s/ Gerald Laderman________________

Its_____ Senior Vice President - Finance _____